1000152970
19819002
Chase
1
FC(134/270)
OH
1/1/2005
5/16/2005
$132,000.00
$60,000.00
$118,800.00
$118,800.00
90.00%
198.00%
-54.54%
Conventional w/
PMI
4/8/2005
$0.00
($69,532.50)
Summary:
10/28/2005 12:20:21 PM
RICHIE
Reconciliation completed 05-16-05. Researcher believes that superior comps were used to support an inflated value. County Assessor values support this belief.
BPO value of $54900.00 a better indicator of value.
1954590
19799493
Chase
2
FC(69/150)
CA
12/1/2004
5/13/2005
6/20/2005
$600,000.00
$595,000.00
$120,000.00
$119,798.02
100.00%
100.80%
-0.83%
Conventional w/o
PMI
4/8/2005
$480,000.00
($64,598.07)
1886212
19786078
Chase
1
FC(94/210)
NM
12/1/2004
5/31/2005
6/29/2005
$149,000.00
$99,000.00
$126,650.00
$126,390.73
85.00%
127.66%
-33.55%
Conventional w/
PMI
4/8/2005
$0.00
($57,367.99)
1918985
19789932
Chase
1
FC(50/210)
GA
1/1/2005
9/16/2005
6/16/2005
$280,000.00
$235,000.00
$238,000.00
$237,656.13
85.00%
101.13%
-16.07%
Conventional w/o
PMI
4/8/2005
$0.00
($54,528.70)
Summary:
4/1/2005 3:57:36 PM
CHARLIE
The payment made on 1/31/05 was reversed. This is a first payment default
1000120425
19815646
Chase
1
REO(37/N/A)
MI
1/1/2005
5/27/2005
6/28/2005
$81,000.00
$35,000.00
$72,900.00
$72,770.67
90.00%
207.91%
-56.79%
Conventional w/o
PMI
4/8/2005
$0.00
($45,012.19)
1965092
19804590
Chase
2
FC(9/90)
HI
1/1/2005
8/8/2005
8/2/2005
$208,000.00
$215,000.00
$40,200.00
$39,909.25
96.63%
93.35%
3.36%
Conventional w/o
PMI
4/8/2005
$160,800.00
($39,459.25)
1894646
19787001
Chase
1
FC(43/120)
GA
11/1/2004
7/31/2005
7/17/2005
$147,000.00
$134,000.00
$139,650.00
$138,850.32
95.00%
103.61%
-8.84%
Conventional w/
PMI
4/8/2005
$0.00
($34,428.72)
1864150
19785252
1
FC(78/180)
OH
1/1/2005
5/31/2005
4/19/2005
$199,000.00
$153,500.00
$159,200.00
$158,953.33
80.00%
103.55%
-22.86%
Conventional w/o
4/8/2005
$0.00
($32,910.64)
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 1 of 5 (32 records returned)

Chase
PMI
1000176758
19821735
Chase
1
FC(93/180)
IN
1/1/2005
4/30/2005
7/5/2005
$65,000.00
$30,000.00
$55,250.00
$55,102.24
85.00%
183.67%
-53.84%
Conventional w/o
PMI
4/8/2005
$0.00
($31,964.42)
Summary:
10/28/2005 12:20:40 PM
RICHIE
Reconciliation completed 07-05-05. Researcher believes that superior comps were used. Comps had been substantially rehabbed, subject had not. BPO value of
$29900.00 a better indicator of true value.
4/1/2005 3:56:41 PM
CHARLIE
The payment made on 1/31/05 was reversed. This is a first payment default
1834047
19784461
Chase
2
FC(111/180)
MA
1/1/2005
8/26/2005
5/20/2005
$140,000.00
$139,000.00
$27,200.00
$27,096.13
97.14%
97.76%
-0.71%
Conventional w/o
PMI
4/8/2005
$108,800.00
($31,646.13)
Summary:
10/28/2005 2:31:01 PM
RICHIE
Walk/Charge-off in process. Insufficient equity to pursue foreclosure on the second lien
6/30/2005 2:53:24 PM
CHARLIE
FC has subsequently been initiated for this loan.
1854279
19784941
Chase
1
REO(43/N/A)
MS
1/1/2005
4/19/2005
$69,000.00
$35,000.00
$55,200.00
$55,169.21
80.00%
157.62%
-49.27%
Conventional w/o
PMI
4/8/2005
$0.00
($30,209.39)
1949055
19797349
Chase
2
FC(80/180)
CA
1/1/2005
4/11/2005
6/20/2005
$390,000.00
$400,000.00
$78,000.00
$77,903.11
100.00%
97.47%
2.56%
Conventional w/o
PMI
4/8/2005
$312,000.00
($30,104.82)
1925673
19791235
Chase
1
REO(62/N/A)
MI
1/1/2005
5/23/2005
$112,000.00
$79,900.00
$88,000.00
$87,898.37
78.57%
110.01%
-28.66%
Conventional w/o
PMI
4/8/2005
$0.00
($24,529.73)
1958617
19801117
Chase
1
FC(44/120)
SC
1/1/2005
7/5/2005
9/2/2005
$165,000.00
$125,000.00
$132,000.00
$131,560.54
80.00%
105.24%
-24.24%
Conventional w/o
PMI
4/8/2005
$0.00
($24,142.06)
1000190420
19822980
Chase
1
FC(16/90)
GA
1/1/2005
7/30/2005
6/17/2005
$70,000.00
$42,000.00
$56,000.00
$55,703.73
80.00%
132.62%
-40.00%
Conventional w/o
PMI
4/8/2005
$0.00
($22,974.57)
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 2 of 5 (32 records returned)

Summary:
10/28/2005 12:20:59 PM
RICHIE
Reconciliation completed 10-10-05. Researcher found no issues with the original appraisal. Comps valid. Per BPO, value declining, supply increasing. Reconciled value of $70000.00.
1000195719
19823566
Chase
1
FC(65/150)
SC
1/1/2005
5/9/2005
7/15/2005
$161,000.00
$142,500.00
$144,900.00
$144,569.73
90.00%
101.45%
-11.49%
Conventional w/
PMI
4/8/2005
$0.00
($22,112.66)
1903174
19788314
Chase
1
FC(59/180)
TX
1/1/2005
7/14/2005
6/24/2005
$67,500.00
$40,000.00
$50,625.00
$50,535.22
75.00%
126.33%
-40.74%
Conventional w/o
PMI
4/8/2005
$0.00
($19,463.84)
Summary:
10/28/2005 12:21:54 PM
RICHIE
Reconciliation completed 06-24-05. No analysis of the original appraisal was given. Property is a rental, large number of REO's in area.
1000129033
19816339
Chase
1
REO(17/N/A)
MI
1/1/2005
5/17/2005
$115,500.00
$108,000.00
$103,941.00
$103,814.61
89.99%
96.12%
-6.49%
Conventional w/o
PMI
4/8/2005
$0.00
($18,159.88)
1964957
19804483
Chase
1
FC(131/240)
OK
1/1/2005
4/19/2005
$72,000.00
$54,000.00
$64,800.00
$64,757.82
90.00%
119.92%
-25.00%
Conventional w/o
PMI
4/8/2005
$0.00
($17,623.05)
1791530
19784032
Chase
1
FC(35/120)
NM
11/1/2004
6/15/2005
6/16/2005
$79,000.00
$80,000.00
$71,100.00
$70,772.67
90.00%
88.46%
1.26%
Conventional w/o
PMI
4/8/2005
$0.00
($14,996.72)
1819655
19784321
Chase
1
FC(10/90)
OH
1/1/2005
8/1/2005
8/1/2005
$95,000.00
$79,900.00
$80,750.00
$80,405.91
85.00%
100.63%
-15.89%
Conventional w/o
PMI
4/8/2005
$0.00
($14,798.02)
1000222716
19825256
Chase
1
FC(19/120)
OH
1/1/2005
6/30/2005
8/16/2005
$110,000.00
$90,000.00
$88,000.00
$87,685.96
80.00%
97.42%
-18.18%
Conventional w/o
PMI
4/8/2005
$0.00
($13,784.71)
1000203862
19824226
1
FC(134/240)
OH
1/1/2005
4/19/2005
$125,000.00
$105,000.00
$100,000.00
$99,960.26
80.00%
95.20%
-16.00%
Conventional w/o
4/8/2005
$0.00
($13,742.13)
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 3 of 5 (32 records returned)

Chase
PMI
1916878
19789577
Chase
2
FC(18/120)
NJ
1/1/2005
5/31/2005
8/16/2005
$250,000.00
$275,000.00
$48,500.00
$47,884.26
97.00%
87.95%
10.00%
Conventional w/o
PMI
4/8/2005
$194,000.00
($12,919.26)
1970891
19807585
Chase
1
REO(85/N/A)
TX
1/1/2005
7/27/2005
$72,000.00
$72,900.00
$67,600.00
$67,519.65
93.89%
92.61%
1.25%
Conventional w/
PMI
4/8/2005
$0.00
($10,892.07)
1951278
19798313
Chase
1
FC(19/240)
TX
1/1/2005
6/8/2005
4/14/2005
$124,000.00
$114,000.00
$99,200.00
$99,147.48
80.00%
86.97%
-8.06%
Conventional w/o
PMI
4/8/2005
$0.00
($10,594.06)
1983639
19811264
Chase
1
FC(79/180)
TX
1/1/2005
6/17/2005
$136,000.00
$125,000.00
$107,200.00
$106,962.19
78.82%
85.56%
-8.08%
Conventional w/o
PMI
4/8/2005
$0.00
($9,864.14)
1000150133
19818624
Chase
1
FC(111/210)
PA
1/1/2005
4/22/2005
4/19/2005
$117,000.00
$105,000.00
$93,600.00
$93,488.50
80.00%
89.03%
-10.25%
Conventional w/o
PMI
4/8/2005
$0.00
($9,409.02)
1898350
19787589
Chase
1
REO(85/N/A)
TX
1/1/2005
4/19/2005
$100,000.00
$93,900.00
$80,000.00
$79,950.52
80.00%
85.14%
-6.10%
Conventional w/o
PMI
4/8/2005
$0.00
($7,010.46)
1948848
19797141
Chase
1
FC(51/150)
TX
1/1/2005
6/3/2005
5/19/2005
$92,000.00
$70,000.00
$60,000.00
$59,365.42
65.22%
84.80%
-23.91%
Conventional w/o
PMI
4/8/2005
$0.00
($4,990.51)
1969952
19807163
Chase
1
FC(134/150)
OR
1/1/2005
8/8/2005
4/19/2005
$164,000.00
$159,900.00
$147,600.00
$147,142.05
90.00%
92.02%
-2.50%
Conventional w/
PMI
4/8/2005
$0.00
($2,047.08)
1950052
19797760
Chase
1
FC(46/180)
OK
1/1/2005
7/14/2005
6/18/2005
$70,000.00
$65,000.00
$50,000.00
$49,555.88
71.43%
76.23%
-7.14%
Conventional w/o
PMI
4/8/2005
$0.00
$1,330.42
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 4 of 5 (32 records returned)

Total Est. Loss: ($794,486.38)
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 5 of 5 (32 records returned)
Forecasted Losses Report
Date: 11/1/2005 9:56:15 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien BalStatus
History
Est.
Loss
Page 5 of 5 (32 records returned)